                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE: MOLTEN METAL (CONSOLIDATED)                       CASE NO.: 97-21385-CJK
       DEBTOR                                            JUDGE: CAROL J. KENNER




MONTHLY OPERATING REPORT FOR MONTH ENDING:           6/30/98
                                                     -------



COMES NOW, MOLTEN METAL TECHNOLOGY, INC. (CONSOLIDATED) , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 6/1/98 and ending 6/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                  X        Monthly Reporting Questionnaire (Attachment 1)
            ---------------

                  X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            ---------------

                  X        Summary of Accounts Receivable (Form OPR-3)
            ---------------

                  X        Schedule of Post-Petition Liabilities (Form OPR-4)
            ---------------

                  X        Income Statement (Form OPR-5)
            ---------------

                  X        Statement of Sources and Uses of Cash (Form OPR-6)
            ---------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  7/23/98                  DEBTOR-IN-POSSESSION
       -------
                                By: /s/ F. Gordon Bitter
                                    -------------------------------------------
                                    Name & Title: F. Gordon Bitter, CEO & CFO
                                                  Molten Metal Technology, Inc.
                                                  421 Currant Road
                                                  Fall River, MA 02720
                                                  Telephone: 508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE: MOLTEN METAL (CONSOLIDATED)                       CASE NO.: 97-21385-CJK
       DEBTOR                                            JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11


                     NOTE TO THE MONTHLY OPERATING REPORT:


         Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the other. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.

                                                                      FORM OPR-1

                           COMPARATIVE BALANCE SHEETS


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.: 97-21385-CJK

                                                                                                             MONTH ENDED: 6/30/98



                         FILING        MONTH         MONTH         MONTH         MONTH          MONTH        MONTH         MONTH
                          DATE         ENDED         ENDED         ENDED         ENDED          ENDED        ENDED         ENDED
                        12/3/97      12/31/97       1/31/98       2/28/98       3/31/98        4/30/98      5/31/98       6/30/98
                      -------------------------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS


Cash                    4,654,326     7,712,988     7,222,698     5,141,902     1,679,329       822,084       176,049       546,014
Other negotiable
   instruments
   (i.e. CD's,
   Treasury
   Bills, Etc.)
Accounts
   Receivable-Trade,
   Net (OPR-3)          7,589,596     7,768,045     6,001,822     6,121,182     7,604,873     7,663,418     7,512,835     4,556,459
Less: allowance for
   doubtful accounts     (150,000)     (150,000)     (150,000)     (150,000)     (150,000)     (150,000)     (150,000)     (150,000)
Accounts
   Receivable-Other     3,362,193     3,114,234     3,630,556     3,936,087     3,466,844     3,998,122     3,940,945     1,735,466
Inventory, at cost      4,642,718     2,999,979     2,981,683     2,953,384     3,252,606     3,070,450     3,332,996     3,392,372
Prepaid expenses        2,944,501     3,432,683     3,590,453     3,912,070     4,053,504     3,798,824     4,556,459     3,672,626
Deposits                  199,046       176,955       258,371       264,731       327,840       327,840       327,840       377,840
Other:
   Investment in
      Nichimen
      Joint Venture       433,739       433,739       433,739       433,739       433,739       433,739       433,739       433,739
   Investment
      in CW, LLC        1,497,718     1,497,718     1,497,718     1,497,718     1,497,718     1,497,718     1,497,718     1,497,718
   Long Term Notes
      Receivable       20,806,950    20,806,950    20,806,950    20,806,950    20,806,950    20,806,950    20,806,950    20,806,950
   Restricted Cash
      Collateral
      Deposits          3,921,953     3,930,999     3,940,000     3,948,082     4,236,270     4,236,270     4,236,270     4,263,027


                      -------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS   49,902,740    51,724,290    50,213,990    48,865,845    47,209,673    46,505,415    46,671,801    41,132,211
                      -------------------------------------------------------------------------------------------------------------

PROPERTY, PLANT AND
EQUIPMENT, AT COST    158,480,555   158,577,054   158,881,900   159,301,814   159,543,659   160,680,666   161,580,803   164,055,888
Less: Accumulated
      Depreciation    (23,789,824)  (24,685,394)  (25,710,487)  (26,735,581)  (27,727,471)  (28,736,212)  (29,769,307)  (30,772,011)

                      -------------------------------------------------------------------------------------------------------------
NET PROPERTY, PLANT
   AND EQUIPMENT      134,690,731   133,891,660   133,171,413   132,566,233   131,816,188   131,944,454   131,811,496   133,283,877
                      -------------------------------------------------------------------------------------------------------------
OTHER ASSETS
   (ITEMIZED IF
   VALUE EXCEEDS
   10% OF "TOTAL
   ASSETS")
   Intangible Assets   26,143,973    26,143,421    26,168,331    26,189,604    26,398,877    26,488,284    26,564,368    26,265,166
   Less: Accumulated
        Amortization   (4,212,236)   (4,412,755)   (4,604,973)   (4,797,190)   (4,992,683)   (5,199,409)   (5,413,005)   (5,623,166)

                      -------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS     21,931,737    21,730,666    21,563,358    21,392,414    21,406,194    21,288,875    21,151,363    20,642,000
                      -------------------------------------------------------------------------------------------------------------

TOTAL ASSETS          206,525,208   207,346,616   204,948,761   202,824,492   200,432,055   199,738,744   199,634,660   195,058,088
                      =============================================================================================================



                                                                      FORM OPR-2

                           COMPARATIVE BALANCE SHEETS


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.: 97-21385-CJK

                                                                                                             MONTH ENDED: 6/30/98



                       FILING        MONTH          MONTH         MONTH         MONTH        MONTH         MONTH          MONTH
                        DATE         ENDED          ENDED         ENDED         ENDED        ENDED         ENDED          ENDED
                       12/3/97      12/31/97       1/31/98       2/28/98       3/31/98      4/30/98       5/31/98        6/30/98
                     -------------------------------------------------------------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt
  (See Form OPR-4)                   5,260,000     7,000,000     7,000,000     7,000,000     7,000,000     9,300,000    10,800,000
Unsecured
  Debt-Intercompany
  Obligations due
  to cash transfers
  in Post Petition
  Operations
Unsecured
  Debt-Obligations
  incurred in Post
  Petition
  Operations
  (See Form
  OPR-4)                             3,076,569     2,266,637     4,943,854     5,414,210     5,228,901     5,733,366     8,118,273
                     -------------------------------------------------------------------------------------------------------------

TOTAL POST
  PETITION
  LIABILITIES                  0     8,336,569     9,266,637    11,943,854    12,414,210    12,228,901    15,033,366    18,918,273

PRE PETITION
  INTERCOMPANY
  LIABILITIES
  DEFERRED
  REVENUE/DEFERRED
  INCOME              12,378,455    10,623,523    10,213,992    10,200,940    10,180,107    10,347,984    10,194,496     9,993,267
TOTAL OTHER PRE
  PETITION
  LIABILITIES        242,148,750   241,463,644   242,349,829   240,705,035   240,424,837   241,011,506   240,761,057   236,301,661
                     -------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES    254,527,205   260,423,736   261,830,458   262,849,829   263,019,154   263,588,391   265,988,919   265,213,201
                     -------------------------------------------------------------------------------------------------------------

SHAREHOLDERS'
  EQUITY
  (DEFICIT)

Preferred Stock       15,874,471    16,793,713    17,319,518    17,845,322    18,371,126    18,011,989    17,652,851    17,293,713
Common Stock             237,810       237,810       237,810       237,810       237,810       237,810       237,810       237,810
Paid in Capital      170,893,690   170,893,690   170,893,907   170,893,907   170,893,907   170,893,690   170,893,690   170,893,690
Valuation
  Allowance                9,683        11,636
Dividends Paid        (4,343,230)   (5,262,472)   (5,788,277)   (6,314,081)   (6,830,562)   (6,471,425)   (6,112,287)   (5,753,149)
Treasury Stock        (1,251,319)   (1,251,319)   (1,251,319)   (1,251,319)   (1,251,319)   (1,251,319)   (1,251,319)   (1,251,319)
Deferred
  Compensation          (127,137)     (120,489)     (113,842)     (107,838)     (101,191)      (94,758)      (88,111)      (83,934)
Retained Earnings
  Through Filing
    Date            (229,295,965) (229,295,965) (229,295,965) (229,295,965) (229,295,965) (229,295,965) (229,295,965) (229,295,965)
  Post Filing
    Date                            (5,083,724)   (8,883,529)  (12,033,173)  (14,610,905)  (15,879,669)  (18,390,928)  (22,195,959)

                     -------------------------------------------------------------------------------------------------------------
TOTAL
  SHAREHOLDERS'
  EQUITY
  (DEFICIT)          (48,001,997)  (53,077,120)  (56,881,697)  (60,025,337)  (62,587,099)  (63,849,647)  (66,354,259)  (70,155,113)
                     -------------------------------------------------------------------------------------------------------------

TOTAL
  LIABILITIES
  AND SHAREHOLDERS'
  EQUITY             206,525,208   207,346,616   204,948,761   202,824,492   200,432,055   199,738,744   199,634,660   195,058,088
                     =============================================================================================================


                                                                      FORM OPR-3

                         SUMMARY OF ACCOUNTS RECEIVABLE


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.: 97-21385-CJK

                                                                                                MONTH ENDED: 6/30/98


                                                                    0-30         31-60         61-90          OVER
                                                      TOTAL         DAYS          DAYS          DAYS         90 DAYS
                                                    -----------------------------------------------------------------

DATE OF    12/3/97                                  7,589,596     4,116,989       943,972       797,630     1,731,005
FILING:    Allowance for doubtful accounts           (150,000)                                               (150,000)
                                                    -----------------------------------------------------------------
                                                    7,439,596     4,116,989       943,972       797,630     1,581,005
                                                    =================================================================

MONTH:     12/31/97                                 7,768,045     1,875,415     3,473,011       519,172     1,900,447
           Allowance for doubtful accounts           (150,000)                                               (150,000)
                                                    -----------------------------------------------------------------
                                                    7,618,045     1,875,415     3,473,011       519,172     1,750,447
                                                    =================================================================

MONTH:     1/31/98                                  6,001,822     1,290,680     1,267,373     1,458,561     1,985,208
           Allowance for doubtful accounts           (150,000)                                               (150,000)
                                                    -----------------------------------------------------------------
                                                    5,851,822     1,290,680     1,267,373     1,458,561     1,835,208
                                                    =================================================================

MONTH:     2/28/98                                  6,121,182     1,377,798     1,019,381       572,967     3,151,036
           Allowance for doubtful accounts           (150,000)                                               (150,000)
                                                    -----------------------------------------------------------------
                                                    5,971,182     1,377,798     1,019,381       572,967     3,001,036
                                                    =================================================================

MONTH:     3/31/98                                  7,604,873     3,156,081     1,505,814       286,492     2,656,486
           Allowance for doubtful accounts           (150,000)                                               (150,000)
                                                    -----------------------------------------------------------------
                                                    7,454,873     3,156,081     1,505,814       286,492     2,506,486
                                                    =================================================================

MONTH:     4/30/98                                  7,663,418     3,222,525       851,867       791,510     2,797,516
           Allowance for doubtful accounts           (150,000)                                               (150,000)
                                                    -----------------------------------------------------------------
                                                    7,513,418     3,222,525       851,867       791,510     2,647,516
                                                    =================================================================

MONTH:     5/31/98                                  7,512,835     1,659,753     2,879,561       361,683     2,611,838
           Allowance for doubtful accounts           (150,000)                                               (150,000)
                                                    -----------------------------------------------------------------
                                                    7,362,835     1,659,753     2,879,561       361,683     2,461,838
                                                    =================================================================

MONTH:     6/30/98                                  4,556,459     1,769,703     1,102,226       101,884     1,582,646
           Allowance for doubtful accounts           (150,000)                                               (150,000)
                                                    -----------------------------------------------------------------
                                                    4,406,459     1,769,703     1,102,226       101,884     1,432,646
                                                    =================================================================


                                                                      FORM OPR-4

                     SCHEDULE OF POST PETITION LIABILITIES


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.: 97-21385-CJK

                                                                                                            MONTH ENDED: 6/30/98


                                    DATE           DATE           TOTAL          0-30         31-60         61-90         OVER
                                  INCURRED         DUE             DUE           DAYS          DAYS          DAYS        90 DAYS
                                  -----------------------------------------------------------------------------------------------
TAXES PAYABLE

     Federal Income Taxes                                          NONE
     FICA-Employer's Share                                         NONE
     FICA-Employee's Share                                         NONE
     Unemployment Tax                                              NONE
     State Sales & Use Tax                                         NONE
     State __________ Tax                                          NONE
     Personal Property Tax                                         NONE

                                                             --------------------------------------------------------------------

TOTAL TAXES PAYABLE                                                   0             0             0             0              0

                                                             --------------------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
     Post petition
        advances-Morgens
        Waterfall Financing    3/20/98-5/31/99   12/31/99    10,800,000

ACCRUED INTEREST PAYABLE
     Post petition interest on Morgens
        Waterfall Financing

                                                             --------------------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                             10,800,000             0             0             0              0

                                                             --------------------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
     Trade Accounts Payable
        (see attached schedules)                              1,927,834
     Payroll withholdings
     Accrued Payroll
     Accrued Interest                                           166,944
     Accrued Disposal Costs                                   5,046,862
     Other Accrued expenses-Estimated liability
        incurred, but not invoiced as of the
        end of the period and deferred obligations.             976,633

                                                             --------------------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                          8,118,273             0             0             0              0
                                                             --------------------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                          18,918,273             0             0             0              0
                                                             ====================================================================


                                                                      FORM OPR-5

                                INCOME STATEMENT

CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.: 97-21385-CJK

                                                                                                              MONTH ENDED: 6/30/98


                                   PRE        POST       MONTH       MONTH       MONTH      MONTH       MONTH       MONTH     MONTH
                                PETITION    PETITION     ENDED       ENDED       ENDED      ENDED       ENDED       ENDED     ENDED
                                 12/3/97    12/31/97    1/31/98     2/28/98     3/31/98    4/30/98     5/31/98     6/30/98
                                ---------------------------------------------------------------------------------------------------

NET REVENUE (INCOME)                   0   4,103,641   1,797,407   2,069,601   2,643,744   4,467,381   3,203,483   1,367,650
                                ---------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
   Salaries & wages              224,548   1,676,135   1,353,865   1,050,129   1,123,331   1,143,869   1,071,850   1,133,096
   Less: Salaries & wages
     capitalized in
     fixed assets                                       (121,795)   (120,000)                (87,816)   (170,871)   (132,089)
   Benefits                                  562,849     318,037     314,271     311,609     267,260     274,753     292,344
   Bad debt expense                           18,625
   Cost of goods sold                      1,200,000     (20,833)
   Decontamination &
     disposal                                 26,758      26,758      26,758      26,758      26,758      26,758
   Disposal costs-secondary
     wastes                                  112,496     105,018     431,112     522,653     417,282     834,424     269,188
   Financing costs                           212,000       9,000       7,330
   Insurance                                 108,638     114,934      84,457      83,183      83,183      75,058      75,745
   Legal services                            342,713      45,265      30,000
   Materials                               1,151,084     866,199     418,286     562,465     999,505     578,194     621,501
   Office expense & supplies                  37,650      21,138      66,470      51,520      11,113      85,942      42,713
   Other                                      18,202      57,436       8,528       4,343       1,769       1,253       1,683
   Outside services                          814,013     443,144     473,118     443,347     660,144     637,644     538,444
   Professional services                     857,587      59,868     145,646     124,269    (121,092)     17,421
   Rent-equipment                            104,873      39,324      87,631      58,604      36,257      49,284      93,810
   Rent-office/buildings                     264,752     317,269     107,221     (94,110)    136,063      87,598      20,598
   Supplies-processing                        18,515
   Taxes                                      87,546      40,219      31,143      35,459      41,746      99,650     184,673
   Telephone                                 134,438      46,167      38,809      17,319      32,054      55,441      31,914
   Transportation                            110,472      93,218     164,655     132,244     152,740      77,421     160,782
   Travel & entertainment                     43,509      71,260      80,591     110,575     123,532     136,127      57,343
   Utilities                                 234,343       8,819      73,848      48,105      79,853      77,656      58,364

                                ---------------------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD         224,548   8,137,198   3,849,045   3,482,673   3,561,674   4,004,220   4,043,447   3,504,860      0
                                ---------------------------------------------------------------------------------------------------

INCOME BEFORE INTEREST,
   DEPRECIATION, TAXES, OR
   EXTRAORDINARY EXPENSES       (224,548) (4,033,557) (2,051,638) (1,413,072)   (917,930)    463,161    (839,964) (2,137,210)     0
                                ---------------------------------------------------------------------------------------------------

INTEREST(INCOME) EXPENSE                      62,539      90,855      91,010      71,976     129,416     133,029     126,323
DEPRECIATION AND AMORTIZATION              1,096,271   1,217,312   1,217,312   1,230,989   1,215,466   1,234,516   1,222,198
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                   440,000     428,250     352,871     387,043     303,750     319,300
OTHER (INCOME) EXPENSE                      (108,643)
(GAIN) LOSS ON SALE OF ASSETS                                                      3,966

                                ---------------------------------------------------------------------------------------------------
NET INCOME (LOSS)               (224,548) (5,083,724) (3,799,805) (3,149,644) (2,577,732) (1,268,764) (2,511,259) (3,805,031)     0
                                ===================================================================================================



                         INSURANCE EXPIRATION STATEMENT               EXHIBIT D




                                        INSURANCE    COVERAGE       POLICY    EXPIRATION     PREMIUM      COVERAGE
CARRIER NAME AND ADDRESS     TYPE        AGENT        AMOUNT        NUMBER       DATE         AMOUNT     PAID THRU
------------------------------------------------------------------------------------------------------------------


        SEE ATTACHED



I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


Date: 7/23/98
      -------


                                        Molten Metal Technology, Inc.


                                        By: /s/ F. Gordon Bitter
                                            ----------------------------------
                                            F. Gordon Bitter
                                            Chief Executive Officer


                                        MMT of Tennessee, Inc.

                                        By: /s/ F. Gordon Bitter
                                            ----------------------------------
                                            F. Gordon Bitter
                                            Vice President


                                        M4 Environmental, L.P.

                                        By: /s/ F. Gordon Bitter
                                            ----------------------------------
                                            M4 Environmental Management, Inc.
                                            General Partner


                                        By: /s/ F. Gordon Bitter
                                            ----------------------------------
                                            F. Gordon Bitter
                                            Vice President


                                        MMT Federal Holdings, Inc.

                                        By: /s/ F. Gordon Bitter
                                            ----------------------------------
                                            F. Gordon Bitter
                                            Vice President

                                                                      FORM OPR-6

                     STATEMENT OF SOURCES AND USES OF CASH


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.: 97-21385-CJK

                                                                                                              MONTH ENDED: 6/30/98
                                                   TOTAL
                           PRE          POST       MONTH       MONTH       MONTH      MONTH         MONTH       MONTH       MONTH
                         PETITION     PETITION     ENDED       ENDED       ENDED      ENDED         ENDED       ENDED       ENDED
                         12/1-12/2   12/3-12/31  12/31/97     1/31/98     2/28/98    3/31/98       4/30/98     5/31/98     6/30/98
                         ---------------------------------------------------------------------------------------------------------

CASH FLOWS-OPERATING
  ACTIVITIES:

Net Earnings (Loss)                 (5,083,724) (5,083,724) (3,799,805) (3,149,644) (2,577,732) (1,268,764) (2,511,259) (3,805,031)

Adjustments to
  Reconcile Net
  Earnings to
Net Cash Provided
   (Used) by Operating
  Activities:
  Depreciation &
   Amortization                      1,096,271   1,096,271   1,217,312   1,217,312   1,230,989   1,215,466   1,246,691   1,212,865
  Decrease (Increase)-
   Accounts Receivable                  69,510      69,510   1,249,901    (424,891) (1,014,448)   (589,823)    207,760   5,161,855
  Decrease (Increase)-
   Inventories                       1,642,739   1,642,739      18,296      28,299    (299,222)    182,156    (262,546)    (59,376)
  Decrease (Increase)-
   Prepaid Expenses                   (488,182)   (488,182)   (157,770)   (321,617)   (141,434)    254,680    (757,635)    883,833
  Decrease (Increase)-
   Other Assets                         13,597      13,597     (90,417)    (14,442)   (351,297)          0           0     (76,757)
  Increase (Decrease)-
   Pre Petition
   Liabilities                      (2,440,220) (2,440,220)    476,653  (1,657,847)   (301,032)    754,545    (403,937) (4,660,625)
  Increase (Decrease)-
   Post Petition
   Liabilities                       3,076,569   3,076,569    (809,932)  2,677,217     470,356    (185,309)    504,465   2,384,907

                         ---------------------------------------------------------------------------------------------------------
NET CASH PROVIDED
  (USED) BY OPERATING
  ACTIVITIES                     0  (2,113,440) (2,113,440) (1,895,762) (1,645,613) (2,983,820)    362,951  (1,976,461)  1,041,671
                         ---------------------------------------------------------------------------------------------------------

CASH FLOWS USED IN
  INVESTING ACTIVITIES
  Capital Expenditures                 (96,499)    (96,499)   (329,756)   (441,187)   (451,118) (1,226,414)   (976,221) (2,175,883)
  Sale of Net Fixed
   Assets                                                                              (43,605)
                         ---------------------------------------------------------------------------------------------------------
NET CASH PROVIDED
  (USED) IN INVESTING
  ACTIVITIES                     0     (96,499)    (96,499)   (329,756)   (441,187)   (494,723) (1,226,414)   (976,221) (2,175,883)
                         ---------------------------------------------------------------------------------------------------------

CASH FLOWS FROM
  FINANCING ACTIVITIES:
  Increase (Decrease)-
   Morgens Waterfall                 5,260,000   5,260,000   1,740,000           0           0           0   2,300,000   1,500,000
  Increase (Decrease)-
   Shareholder Valuations                8,601       8,601      (4,772)      6,004      15,970       6,218       6,647       4,177

  Purchase of Treasury
   Stock-Preferred Shares

                         ---------------------------------------------------------------------------------------------------------
NET CASH PROVIDED
  (USED) IN FINANCING
  ACTIVITIES                     0   5,268,601   5,268,601   1,735,228       6,004      15,970       6,218   2,306,647   1,504,177
                         ---------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
  IN CASH AND CASH
  EQUIVALENTS                    0   3,058,662   3,058,662    (490,290) (2,080,796) (3,462,573)   (857,245)   (646,035)    369,965

Cash and Cash
  Equivalents at
  Beginning of Period                4,654,326   4,654,326   7,712,988   7,222,698   5,141,902   1,679,329     822,084     176,049
                         ---------------------------------------------------------------------------------------------------------

Cash and Cash
  Equivalents at
  End of Period                  0   7,712,988   7,712,988   7,222,698   5,141,902   1,679,329     822,084     176,049     546,014
                         =========================================================================================================



                                   CHAPTER 11                      ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.: 97-21385-CJK

                                                                                                              MONTH ENDED: 6/30/98

3.  BANK ACCOUNTS
                                              MMT           MMT             MMT         TENNESSEE      TENNESSEE      TENNESSEE
                                           OPERATING      PAYROLL         PAYROLL       OPERATING       PAYROLL        PAYROLL
                                         ----------------------------------------------------------------------------------------

Bank Name                                 U.S. TRUST     U.S. TRUST     NATIONSBANK     U.S. TRUST    U.S. TRUST     NATIONSBANK

Account Number                            1100937836     1100937844     3001270655      110937851     1100937869     3001270846

BEGINNING BOOK BALANCE                      (423,058)             0         19,003        558,537              0         29,361

PLUS:      Deposits-Collections of A/R     1,011,316                                    3,958,252
           Other Receipts                    103,340
           Loan Advances                   1,500,000

LESS:      Disbursements                  (4,980,389)                                    (177,677)
           Payroll                                                        (602,945)                                    (441,932)
           Returned Checks
           Loan Repayments

OTHER:     Adjustments
           Transfers In (Out)              2,383,000                       600,000     (3,408,000)                      425,000

                                       ------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                         (405,791)             0         16,058        931,112              0         12,429
                                       ==========================================================================================


                                             ALEX          OPPEN-         M4 LP        ESCROW AT      MMT FED
                                             BROWN         HEIMER       OPERATING        ROPES        HOLDINGS          TOTAL
                                         ----------------------------------------------------------------------------------------

                                             ALEX          OPPEN-                       ROPES &
Bank Name                                    BROWN         HEIMER        SUNTRUST        GRAY        U.S. TRUST

Account Number                             210-71007     033-82238      0005618983                  002239244-1

BEGINNING BOOK BALANCE                             0             0         (8,294)            0             500       176,049

PLUS:        Deposits-Collections of A/R                                                                            4,969,568
             Other Receipts                                                                                           103,340
             Loan Advances                                                                                          1,500,000
                                                                                                                            0
LESS:        Disbursements                                                                                         (5,158,066)
             Payroll                                                                                               (1,044,877)
             Returned Checks                                                                                                0
             Loan Repayments                                                                                                0
                                                                                                                            0
OTHER:       Adjustments                                                                                                    0
             Transfers In (Out)                                                                                             0
                                                                                                                            0
                                         -------------------------------------------------------------------------------------
ENDING BOOK BALANCE                                0             0         (8,294)            0             500       546,014
                                         =====================================================================================

4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

         List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

             Payments To/On                                             Amount     Date     Check #
             --------------                                            ----------------------------
             Professionals (attorneys,
             accountants, etc.):

             Bank of New York (Creditors Committee Expenses)               535    6/18/98    42505
             Blackstone Group                                          129,924    6/18/98    42510
             Cameron & Barkley (Creditors Committee Expenses)            1,449    6/18/98    42519
             Celanese (Creditors Committee Expenses)                     3,135    6/18/98    42523
             Cohn & Kelakos, LLP                                       189,307    6/18/98    42529
             Goodwin, Procter & Hoar                                   298,101    6/18/98    42547
             KPMG Peat Marwick                                          98,959    6/18/98    42572
             Latham & Watkins                                           31,335    6/18/98    42576
             Lockheed Martin (Creditors Committee Expenses)              3,647    6/18/98    42579
             Fluor Daniel (Creditors Committee Expenses)                 1,340    6/18/98    42635

                                                                       =======
                                                                       757,732
                                                                       =======
             PRE-PETITION DEBTS

                                                                          NONE

                                                                       =======
             Total payments of pre-petition debts                            0
                                                                       =======


                                   CHAPTER 11                      ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.: 97-21385-CJK





1.   PAYROLL
       State the amount of all executive wages paid and taxes withheld and paid.

       NAME AND TITLE OF                                             DATE                 WAGES PAID             TAXES WITHHELD
       EXECUTIVE                                                     PAID            GROSS          NET        DUE           PAID
       -----------------                                        ------------------------------------------------------------------

       H. W. Arrowsmith, VP Nuclear Sales & Marketing           6/12, & 6/26/98     17,308        11,870       4,815         4,815
       Eugene Berman, VP, Regul, Legal, & Extern Aff            6/12, & 6/26/98     10,722         9,122         395           395
       F. Gordon Bitter, CEO & CFO, Director                    6/12, & 6/26/98     22,011        13,931       6,681         6,681
       Steven Brien, VP, Chemical Sales & Marketing             6/12, & 6/26/98     12,308         7,798       3,636         3,636
       Victor E. Gatto, Jr., VP, Government Markets             6/12, & 6/26/98      7,823         7,474         114           114
       David Hoey, V,P Business Development                     6/12, & 6/26/98     13,165         9,293       2,998         2,998
       F. James Howie, III, VP, Procurement                     6/12, & 6/26/98     10,668         6,667       2,391         2,391
       Ethan E. Jacks, VP, General Counsel, Secretary           6/12, & 6/26/98     13,551         8,601       3,147         3,147
       James E. Johnston, VP, Technical Development             6/12, & 6/26/98     11,358         7,101       2,576         2,576
       Randall Jones, Assistant Secretary                       6/12, & 6/26/98      9,303         5,999       1,862         1,862
       Christopher Nagel, Chief Technology Officer              6/12, & 6/26/98     12,395         7,751       2,912         2,912
       Charles W. Shaver, President & COO, Director             6/12, & 6/26/98     20,472        12,951       5,260         5,260
                                                                                   -----------------------------------------------
       TOTAL EXECUTIVE PAYROLL                                                     161,084       108,558      36,787        36,787
                                                                                   ===============================================





2.  INSURANCE

       Is Workers' Compensation and other insurance in effect?            Yes
                                                                        -------
       Are payments current?                                              Yes
                                                                        -------
       If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                       DATE
                        COVERAGE   POLICY   EXPIRATION   PREMIUM     COVERAGE
TYPE   CARRIER NAME     AMOUNT     NUMBER      DATE       AMOUNT     PAID THRU
--------------------------------------------------------------------------------


SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                   MOLTEN Metal Technology Insurance Schedule
                                    Exhibit A


============================================================================================
CARRIER NAME & ADDRESS                          TYPE                            BROKER

============================================================================================

Commerce & Industry Insurance Co.       General Liability                         Aon
70 Pine Street                          Automobile Liability                      Aon
New York, NY   10270                    Excess Liability - 1st layer              Aon


New Hampshire Insurance Co.             Workers Compensation                      Aon
70 Pine Street                          Workers Compensation - CA                 Aon
New York NY  10270                      Employers' Liability                      Aon


American International Specialty Lines  Pollution Liability - MA/TN               Aon
   Insurance Co.                        Pollution Liability - TX                  Aon
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company        Fidelity                                  Aon
P.O. Box 91394                          Fiduciary                                 Aon
Chicago, IL   60693

Executive Risk Indemnity Company        Directors & Officers Liability            Aon
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                 Foreign Liability                         Aon
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.          Property                                  Aon
Allendale Park
Johnston, RI  02919

American Nuclear Insurers               Nuclear All Risk Property                 J&H/M&M
Town Center                             Nuclear Liability Facility Form - TN      J&H/M&M



=========================================================================
        LIMITS          POLICY       EXPIRATION    PREMIUM         PAID
                        NUMBER          DATE                       THRU
=========================================================================

      $1,000,000       340-94-76      12/3/98     $ 53,000        Current
      $1,000,000       766-56-11      12/3/98     $  3,540        Current
     $20,000,000       606-23-31      12/3/98     $ 43,185        Current
   excess of $1M

       Statutory     WC588-59-75      12/3/98     $111,250        Current
       Statutory     WC588-59-77      12/3/98     $    753        Current
      $1,000,000     WC588-59-75      12/3/9         inclu.       Current
                      and -77[CA]

      $3,000,000         8199951      12/3/98     $ 28,342        Current
      $1,000,000         8199950      12/3/98     $ 16,919        Current




        $500,000   751-118812-98       5/9/99     $  6,000        Current
      $2,000,000   751-118834-98       5/9/99     $  6,000        Current


     $10,000,000   751-091628-98       1/19/99    $350,000        Current



      $1,000,000  PST 00 9648288       2/1/99     $  2,000        Current



    $147,000,000           CC626      12/2/99     $170,000        Current
         Blanket


     $45,000,000           98262       1/1/99     $ 97,500        Current
     $50,000,000         NF-0338      12/31/98    $124,215        Current



                   MOLTEN Metal Technology Insurance Schedule
                                    Exhibit A


============================================================================================
CARRIER NAME & ADDRESS                          TYPE                            BROKER

============================================================================================

29 South Main Street                    Master Worker Certificate - TN            J&H/M&M
West Hartford, CT 06107
                                        Nuclear Supplier's & Transp.              J&H/M&M
                                        Nuclear Liability Facility Form - SC      J&H/M&M
                                        Nuclear Foreign Supplier's & Transp.      J&H/M&M
                                        Master Worker Certificate - SC            J&H/M&M

                                        Nuclear Facility Liability - Comm. Park   J&H/M&M
                                        Master Worker Certificate - Comm. Park    J&H/M&M


American International Specialty        Pollution Legal and Closure/Post Closure  J&H/M&M
   Lines Ins. Co.
Harborside Financial Center
401 Plaza 3
Jersey City, NJ   07311



===============================================================================
        LIMITS      POLICY       EXPIRATION    PREMIUM         PAID
                    NUMBER          DATE                       THRU
===============================================================================


    $200,000,000    NW-0235      12/31/98      $    550    Not yet invoiced
      Shared Agg.
     $15,000,000    NS-0539      12/31/98      $  8,670        Current
     $10,000,000    NF-0329      12/31/98      $ 13,590        Current
     $10,000,000        TBD      12/31/98           TBD  Based on Foreign Sales
    $200,000,000    NW-0237      12/31/98      $    550    Not yet invoiced
      Shared Agg.
     $10,000,000    NF-0337      12/31/98      $ 39,568        Current
    $200,000,000    NW-0234      12/31/98      $    550    Not yet invoiced
      Shared Agg.

      $3,000,000    8183013      10/15/00      $ 94,400        Current
 Pollution Legal              Poll. Legal
      $3,400,000                 12/7/00       $425,000        Current
         Closure                 Closure





Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   MOLTEN Metal Technology Insurance Schedule
                                    Exhibit A


====================================================================================================================================
 CARRIER NAME & ADDRESS                          TYPE                 CO       LIMITS   EXPIRATION         PREMIUM        PAID
                                                                     ENTITY                DATE                           THRU
====================================================================================================================================

Blue Cross & Blue Shield of RI        Full Coverage Medical           MMT               6/1-6/30/98        $10,622        Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                     Self Funded Dental              MMT               6/1-6/30/98           None        Current
PO Box 5-0198                                                                                                             Current
Woburn, MA 01815-0198                                                                                                     Current


Fortis Benefits Insurance Co.         Employee Funded-Supplemental    MMT               6/1-6/30/98         $1,968        Current
PO Box 27-644-1                       Life
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.         Employee Funded-Supplemental    MMT TN            6/1-6/30/98         $1,185        Current
PO Box 27-644-1                       Life
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services     Medical Stop Loss and Life      MMT               6/1-6/30/98        $10,960        Current
10159 Wayzata Boulevard               Insurance Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services     Medical Stop Loss and Life      MMT TN            6/1-6/30/98         $8,231        Current
10159 Wayzata Boulevard               Insurance Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services     Self Funded Medical Claims      MMT &             6/1-6/30/98        $50,000        Current
10159 Wayzata Boulevard                                               MMT TN
Minnetonka, MN 55305



                   MOLTEN Metal Technology Insurance Schedule
                                    Exhibit A


====================================================================================================================================
 CARRIER NAME & ADDRESS                          TYPE                 CO       LIMITS   EXPIRATION         PREMIUM        PAID
                                                                     ENTITY                DATE                           THRU
====================================================================================================================================


UNUM Life Insurance                   Employee Funded Long Term       MMT               6/1-6/30/98         $1,951        Current
PO Box 7777-W0050                     Disability
Philadelphia, PA
19175-0050


UNUM Life Insurance                   Short Term Disability           MMT               6/1-6/30/98         $2,110        Current
2211 Congress Street
Portland, ME 04122
